USAA                         USAA MUTUAL FUND, INC.
EAGLE                           Income Stock Fund
LOGO
                         SUPPLEMENT DATED AUGUST 28, 1998
                               TO THE PROSPECTUS
                             DATED DECEMBER 1, 1997

Page 9 of the Prospectus under the heading "Portfolio Manager" is amended to reflect the following change.

Portfolio Manager

After 24 years of service with USAA Investment Management Company, Harry W. Miller, the Fund's portfolio manager, is retiring. A search is presently under way for a new portfolio manager for the Fund. In the interim, a team of portfolio managers is responsible for the day-to-day management of the Fund's portfolio. The members of the team include David G. Peebles, R. David Ullom, and Stephan J. Klaffke, who collectively have 69 years investment management experience and currently manage over $4 billion in assets. The team meets regularly to review the portfolio holdings of the Fund and will make adjustments when appropriate to keep the Fund in line with its investment objective and policies.

David G. Peebles

David G. Peebles, Vice President of Equity Investments, has 32 years investment management experience and has worked for us for 14 years. Mr. Peebles earned the Chartered Financial Analyst (CFA) designation in 1971 and is a member of the Association for Investment Management and Research (AIMR), the San Antonio Financial Analysts Society, Inc. (SAFAS), and the International Society of
Financial Analysts (ISFA). He holds an MBA and a BS from Texas Christian University.

R. David Ullom

R. David Ullom, Assistant Vice President of Equity Investments, has 23 years investment management experience and has worked for us for 12 years. Mr. Ullom earned the CFA designation in 1980 and is a member of AIMR and SAFAS. He holds an MBA from Washington University, Missouri, and a BS from Oklahoma State University.

Stephan J. Klaffke

Stephan J. Klaffke, Assistant Vice President of Insurance Company Portfolios, has 14 years investment management experience and has worked for us for five years. Mr. Klaffke earned the CFA designation in 1987 and is a member of AIMR and SAFAS. He holds an MBA from Texas Christian University and a BS from Indiana University.

                                                                     32904-0898

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